FUNDAMENTAL FUNDS, INC.
                              (NEW YORK MUNI FUND)
                          FUNDAMENTAL FIXED-INCOME FUND
                          (FUNDAMENTAL U.S. GOVERNMENT
                             STRATEGIC INCOME FUND)
                  (FUNDAMENTAL HIGH-YIELD MUNICIPAL BOND FUND)
                    (FUNDAMENTAL TAX-FREE MONEY MARKET FUND)
                            THE CALIFORNIA MUNI FUND

                        SUPPLEMENT DATED APRIL 6, 1998 TO
                   EACH FUND'S PROSPECTUS DATED APRIL 30, 1997


                  The following information supplements and supersedes any contrary information contained in each Fund's Prospectus.

                  The Boards of the Fundamental Funds have approved the continuance of the Funds' current Management Agreements, Distribution Agreements (collectively, the "Agreements") and Plans of Distribution (the "Plans") for a period of sixty days following the dates of their expiration in contemplation of the consummation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Funds. Otherwise, the Agreements and Plans would have expired on April 1, 1998.